UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 21, 2006

POWERSHARES DB COMMODITY INDEX TRACKING FUND

DB COMMODITY INDEX TRACKING MASTER FUND

(Exact name of each Registrant as specified in its Charter)

DB Commodity Index Tracking Fund – Delaware DB Commodity Index Tracking Master Fund – Delaware	PowerShares DB Commodity Index Tracking Fund - 32-6042243 DB Commodity Index Tracking Master Fund - 30-0317551
(State or other jurisdiction of incorporation or organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

001-32726

001-32727

(Commission File Number)

(212) 250-5883

(Registrant’s telephone number, including area code)

DB Commodity Index Tracking Fund

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

Effective as of August 21, 2006, Noam Berk resigned as Director, Treasurer (Principal Financial Officer) and as a member of the Board of Managers of DB Commodity Services LLC, the managing owner (the “Managing Owner”) of PowerShares DB Commodity Index Tracking Fund.

Effective as of August 23, 2006, the Managing Owner has appointed Gregory S. Collett, Vice President, Chief Operating Officer and a member of the Board of Managers of the Managing Owner, as the principal financial officer of the Managing Owner. A biography of Mr. Collett is set forth below:

Gregory S. Collett, age 35, joined Deutsche Bank AG’s Global Currency & Commodities Complex Risk Group in June 2006 with responsibility for providing currency and commodity based investor solutions to the Deutsche Bank sales force in the Americas and serves as a principal, the Chief Operating Officer and principal financial officer of the Managing Owner. From October 2002 through June 2006, Mr. Collett served as Vice President and Counsel in the Legal Department of Deutsche Bank AG where he worked primarily with the Commodities Group to build Deutsche Bank’s power and gas trading and commodity funds businesses. From March 2000 through October 2002, Mr. Collett was an associate with the law firm of Sidley Austin LLP in New York, and prior to that he was an attorney-advisor with the Commodity Futures Trading Commission from October 1998 to February 2000. Since 2003, Mr. Collett has served on the Futures Industry Association’s Law & Compliance Executive Committee. Mr. Collett received his J.D. from George Washington University Law School in 1997 and his B.A. from Colgate University in 1993.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Commodity Index Tracking Fund

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

DB Commodity Index Tracking Master Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
Name:	Kevin Rich
Title:	Director and Chief Executive Officer

By:	/s/ Gregory S. Collett
Name:	Gregory S. Collett
Title:	Chief Operating Officer

Date: August 24, 2006